SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2019
_____________________________________
Pure Storage, Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________

Delaware	001-37570	27-1069557
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Castro Street, Suite 400
Mountain View, California 94041
(Address of Principal Executive Offices)

(800) 379-7873
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	PSTG	New York Stock Exchange LLC
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2019, Pure Storage, Inc. (“Pure Storage”) held its annual meeting of stockholders via a live webcast (the “Annual Meeting”). At the Annual Meeting, Pure Storage’s stockholders approved an amendment to its 2015 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of Pure Storage’s Class A common stock that may be issued under the ESPP by 5,000,000 shares. A summary of the amended ESPP was included as part of Proposal No. 3 in Pure Storage’s definitive proxy statement filed with the Securities and Exchange Commission on May 8, 2019 (the “Proxy Statement”). Such summary is qualified by and subject to the full text of the amended ESPP, which was filed as Appendix A to the Proxy Statement and is incorporated by reference herein in its entirety.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Pure Storage’s stockholders voted on four proposals, each of which is described in more detail in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 8, 2019. The following is a brief description of each matter voted on and the certified results, including the number of votes cast for and against each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter.

1.    All three nominees for Class I director were elected to serve until Pure Storage’s 2022 annual meeting of stockholders and until their successors are elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Charles Giancarlo	128,847,293	51,805,494	48,755,183
Scott Dietzen	128,015,918	52,636,869	48,755,183
John Colgrove	132,894,292	47,758,495	48,755,183

2.    Stockholders ratified the appointment of Deloitte & Touche LLP as Pure Storage’s independent registered public accounting firm for the fiscal year ending January 31, 2020. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
224,904,868	4,308,788	194,314	-

3.    Stockholders approved an amendment to Pure Storage’s 2015 Employee Stock Purchase Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
176,099,036	4,529,359	24,392	48,755,183

4.    Stockholders approved, on an advisory basis, Pure Storage’s executive compensation as described in the definitive proxy statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
175,266,135	5,230,369	156,283	48,755,183

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pure Storage, Inc.
(Registrant)

By:	/s/ Charles Giancarlo
Charles Giancarlo
Chairman and Chief Executive Officer
June 21, 2019